EXHIBIT 99.14

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the AnnualReport of E and S Holdings, Inc. (the "Company") on Form 10-KSB for the period ending May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Edward A. Barth, Principal Executive Officer and Principal Financial Officer and Director of the company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.

     (1)  The Report fully complies with the requirements of Section 13(a) or 15
          (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        By: /s/ Edward A. Barth
                                            ------------------------------------
                                            Edward A. Barth
Dated: July 30, 2003
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


In connection with the Annual Report of E and S Holdings, Inc. (the "Company") on Form 10-KSB for the period ending May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Eugene H. Swearengin, Vice-President, Secretary and Director of the company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.

     (1)  The Report fully complies with the requirements of Section 13(a) or 15
          (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        By: /s/ Eugene H. Swearengin
                                            ------------------------------------
                                            Eugene H. Swearengin
Dated: July 30, 2003
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